SECURITIES AND EXCHANGE COMMISSION
                         WASHINGTON, D.C.  20549

                                FORM 8-K

                         Current Report Pursuant
                      to Section 13 or 15(d) of the
                     Securities Exchange Act of 1934

                              June 11, 1999
           (Date of Report (Date of Earliest Event Reported))

                         LA-Z-BOY INCORPORATED
         (Exact Name of Registrant as Specified in Its Charter)

                                Michigan
             (State or Other Jurisdiction of Incorporation)

                                 1-9656
                        (Commission File Number)

                               38-0751137
                  (I.R.S. Employer Identification No.)

                         1284 N. Telegraph Road
                         Monroe, Michigan 48162
      (Address of Principal Executive Offices, Including Zip Code)

                             (734) 242-1444
          (Registrant's Telephone Number, Including Area Code)

                            [not applicable]
       (Former Name or Former Address If Changed Since Last Report




Item 5:  Other Events

La-Z-Boy Incorporated (the "Company") is filing this Current Report on Form 8-K so as to file with the Securities and Exchange Commission the amended and restated By-laws of the Company that are to be incorporated by reference into its Proxy Statement on Form DEF 14A.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

a)       Financial Statements.
         None.

b)       Pro Forma Financial Information.
         None.

c)       Exhibits.
         1. By-laws of La-Z-Boy Incorporated as amended and restated on May 10, 1999


                               SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           LA-Z-BOY INCORPORATED

                                             /s/ Gene M. Hardy
Date:  June 11, 1999                             Gene M. Hardy
                                            Secretary and Treasurer